Connecticut Water Service, Inc.	NEWS
93 West Main Street, Clinton, CT 06413
Connecticut Water Service, Inc. Elects Directors
Discusses pending acquisition of Avon Water Company and Dividend Increase

Clinton, Connecticut, May 12, 2017 – Shareholders of Connecticut Water Service, Inc. (NASDAQ GS:CTWS) overwhelmingly reelected three directors, and ratified the Audit Committee’s selection of Baker Tilly Virchow Krause, LLP as independent auditors for 2017 at the Company’s Annual Meeting of Shareholders held on May 11, 2017, in Madison, Connecticut.
Reelected to the board were Mary Ann Hanley, Richard H. Forde, and Ellen C. Wolf. Mary Ann Hanley is an attorney, Assistant to the President of St. Francis Hospital and Medical Center, part of Trinity Health New England, director of the hospital’s endowment fund, and liaison for government and community alliances. Richard Forde is a retired Senior Vice President and Chief Investment Officer of CIGNA Corporation. Ms. Wolf served as Senior Vice President and Chief Financial Officer of American Water Works Company, Inc., the largest investor owned U.S. water and wastewater company, from 2006 until her retirement in May 2013. Ms. Hanley’s, Mr. Forde’s and Ms. Wolf’s new director terms will expire in 2020.
Eric W. Thornburg, CTWS’s Chairman, President and CEO, said “We are pleased that shareholders, through their votes to reelect directors, have reaffirmed our long-term strategy to build shareholder value by focusing on prudent infrastructure investment, acquisition of financially sound water and wastewater utilities, and delivering world-class customer service to families and communities in Connecticut and Maine.”
Presentation to Shareholders
Following the re-election of directors and selection of independent auditors, Mr. Thornburg and David C. Benoit, Senior Vice President and CFO, addressed the shareholders and provided a report on the progress of CTWS, including its performance during 2016 and the first quarter of 2017. They also discussed the Company’s continuing long-term strategy to deliver solid financial results by satisfying customers, maintaining CTWS as an employer of choice, and being good stewards of the environment.
The presentation noted how the Company’s long-term strategy is supported by the recently completed acquisition of the Heritage Village Water Company (HVWC) in Southbury,

Connecticut, on February 27, 2017. HVWC serves 4,700 water customers and 3,000 wastewater customers in the Connecticut communities of Middlebury, Oxford and Southbury. It is CTWS’s first entry in the regulated wastewater market.
Also discussed was the pending acquisition of the Avon Water Company (AWC) in Avon, Connecticut. AWC serves 4,800 water customers in the Connecticut communities of Avon, Farmington, and Simsbury. The Connecticut Public Utilities Regulatory Authority approved CTWS’s application to acquire AWC last month, and a closing is expected by the third quarter of this year. The Company’s Form 10-Q filed with the U.S. Securities and Exchange Commission on May 8, 2017, includes additional information about the acquisition and is available at ir.ctwater.com.
Dividends
The Company also announced at the meeting that the Company’s Board of Directors had approved an increase of 5.3% in its annualized cash dividend, raising the quarterly amount to $0.2975 per share of the Company’s common stock for an annual dividend of $1.19. The Board’s action marks the 48th consecutive year of increasing dividend payments, and reflects a 20% increase in the cash dividend since 2013. CTWS is included in the NASDAQ Dividend Achievers Select Index.
As of May 11, 2017, the dividend yield on the Company’s common stock was approximately 2.3%. Connecticut Water has paid dividends on its common stock each quarter since its founding in 1956 without interruption or reduction.
The Board also declared a quarterly cash dividend of $0.20 per share on Preferred A shares payable on July 17, 2017, for shareholders of record as of July 3, 2017, and a quarterly cash dividend of $0.225 on Preferred 90 shares payable on August 4, 2017, for shareholders of record as of July 21, 2017. The cash dividends on Preferred A and Preferred 90 shares are unchanged.

Other Matters
CTWS shareholders voted by a large majority to approve, on a non-binding basis, the compensation of the Company’s named executive officers, as described in the Company’s proxy statement dated March 30, 2017.  Shareholders also affirmed the company’s practice of holding annual say on pay advisory votes in the future.
The slide presentation from the Annual Meeting of Shareholders is accessible now at the Investors section of the Company’s website - ir.ctwater.com - “Events & Presentations” and will be available until June 12, 2017.
Connecticut Water Service, Inc. is the largest publicly traded water company based in New England. Through its wholly-owned public water utility subsidiaries, The Connecticut Water Company, The Maine Water Company and the Heritage Village Water Company, the Company provides drinking water to more than 129,000 customers, or about 400,000 people, throughout the states of Connecticut and Maine.

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Forward Looking Statements

This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Connecticut Water’s proposed merger transaction with The Avon Water Company (“AWC”) (the “Merger”). Examples include statements regarding the anticipated closing dates of the transactions and anticipated future results. Numerous factors could cause actual results to differ materially from expected results, such as delays in completing the mergers, difficulties in achieving anticipated benefits or cost savings from the mergers or in achieving such anticipated benefits or cost savings within the expected time frame, difficulties integrating these companies’ operations, increased competitive pressures, changes in general economic conditions, legislative and regulatory changes that adversely affect the water utility business, changes in the securities markets, and other future risks and uncertainties disclosed from time to time in documents that CTWS files with the Securities and Exchange Commission.  We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, CTWS on April 10, 2017 filed a registration statement on Form S-4 with the SEC under the Securities Act of 1933 containing a proxy statement of AWC that also constitutes a prospectus of CTWS (a “Statement/Prospectus”) and other documents regarding the proposed transaction. This registration statement has not yet become effective.

Before making any voting or investment decisions, we urge investors and security holders to read the final Statement/Prospectus (including all amendments and supplements thereto) and other documents filed with the SEC carefully and in their entirety when they become available, because they will contain important information about CTWS, AWC and the proposed Merger.

When available, a copy of the final Statement/Prospectus will be mailed to the shareholders of the AWC. Copies of the final Statement/Prospectus may be obtained free of charge at the SEC's web site at www.sec.gov, or by directing a request to CTWS's Corporate Secretary, Kristen A. Johnson, at Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413, or by telephone at 1-800-428-3985, ext. 3056, or on our website at www.ctwater.com. Copies of other documents filed by CTWS with the SEC may also be obtained free of charge at the SEC's web site or by directing a request to CTWS at the address provided above.

CTWS, AWC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Merger. Information regarding CTWS's directors and executive officers and their respective interests in CTWS by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on March 13, 2017 and its Proxy Statement on Schedule 14A filed with the SEC on March 30, 2017. Certain information regarding the directors and executive officers of AWC is available in its Annual Report for 2015 filed with the PURA and available at the PURA's website, www.ct.gov/pura. Additional information regarding the interests of such potential participants will be included in the final Statement/Prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

News media contact:

Daniel J Meaney, APR,
Director of Corporate Communications
Connecticut Water Service, Inc.
93 West Main Street, Clinton, CT 06413-1600
(860) 664-6016

This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company’s results of operation, financial position and long-term strategy. These forward-looking statements are based on current information and expectations, and are subject to risks and uncertainties discussed in our filings with the Securities and Exchange Commission, which could cause the Company’s actual results to differ materially from expected results. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.